Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Wisconsin Capital Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Wisconsin Capital Funds, Inc. for the period ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Wisconsin Capital Funds, Inc. for the stated period.

/s/Thomas G. Plumb Thomas G. Plumb Principal Executive Officer, Wisconsin Capital Funds, Inc.	/s/Timothy R. O’Brien Timothy R. O’Brien Principal Financial Officer, Wisconsin Capital Funds, Inc.
Dated: November 22, 2011	Dated: November 22, 2011

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Wisconsin Capital Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.